UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 9, 2021

Date of Report (Date of earliest event reported)

REGENCY CENTERS CORPORATION

REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation) Delaware (Regency Centers, L. P.)	001-12298 (Regency Centers Corporation) 0-24763 (Regency Centers, L.P.)	59-3191743 (Regency Centers Corporation) 59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114

Jacksonville, Florida 32202

(Address of principal executive offices) (Zip Code)

(904) 598-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Regency Centers Corporation

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	REG	The Nasdaq Stock Market LLC

Regency Centers, L.P.

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement

Revolving Credit Facility

On February 9, 2021, Regency Centers, L.P. (“RCLP”), as borrower, and Regency Centers Corporation (“Regency”), as guarantor, entered into a Fifth Amended and Restated Credit Agreement dated as of February 9, 2021, (the “Credit Agreement”) with the financial institutions party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent.  The Credit Agreement provides for an unsecured revolving credit facility in the amount of $1.25 billion for a term of four years (plus two six-month extension options), and includes an accordion feature which permits the borrower to request increases in the size of the revolving loan facility by up to an additional $1.25 billion.  The interest rate on the revolving credit facility is equal to LIBOR plus a margin that is determined based on the borrower's long-term unsecured debt ratings.  At the time of the closing, the effective interest rate was LIBOR plus 0.875 basis points.

Wells Fargo Securities, LLC, and PNC Capital Markets LLC were Joint Book Managers.  Wells Fargo Bank, National Association, is Administrative Agent.  PNC Bank, National Association, was Syndication Agent.  Each of Wells Fargo Securities, LLC, PNC Capital Markets LLC, Truist Securities, Inc., U.S. Bank National Association, and Regions Capital Markets, a division of Regions Bank, was a Joint Lead Arranger.  Each of U.S. Bank National Association, Truist Bank, Regions Bank, Bank of America, N.A., JPMorgan Chase Bank, N.A. and Mizuho Bank, Ltd. was a Documentation Agent.

The Credit Agreement includes financial covenants relating to (i) ratio of indebtedness to total asset value, (ii) ratio of unsecured indebtedness to unencumbered asset value, (iii) ratio of adjusted EBITDA to fixed charges, (iv) ratio of secured indebtedness to total asset value, and (v) ratio of unencumbered NOI to unsecured interest expense, and in the case of (i) and (ii) provides for increases in the maximum ratio for the quarter in which a material acquisition occurs and during the four subsequent fiscal quarters. The Credit Agreement also includes customary events of default for agreements of this type (with customary grace periods, as applicable).

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached as Exhibit 4.1 hereto and incorporated by reference here.

Item 2.02	Disclosure of Results of Operations and Financial Condition

On February 11, 2021, Regency issued an earnings release for the year ended December 31, 2020, which is attached as Exhibit 99.1.

On February 11, 2021, Regency posted on its website, at www.regencycenters.com, certain supplemental information for the year ended December 31, 2020, which is attached as Exhibit 99.2 and Exhibit 99.3.

The information furnished under this Item 2.02, including Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3 incorporated by reference herein, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated by reference herein.

Item 7.01	Regulation FD Disclosures

On February 11, 2021, Regency posted on its website, at www.regencycenters.com, a presentation deck which is attached as Exhibit 99.4.

The information furnished under this item 7.01, including Exhibit 99.4 incorporated by reference herein, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 4.1

Fifth Amended and Restated Credit Agreement, dated as of February 9, 2021, by and among Regency Centers, L.P., as borrower, Regency Centers Corporation, as guarantor, Wells Fargo Bank, National Association, as Administrative Agent, and certain lender party thereto.

Exhibit 99.1	Earnings release issued by Regency on February 11, 2021, for the year ended December 31, 2020.
Exhibit 99.2	Supplemental information posted on its website on February 11, 2021, for the year ended December 31, 2020.
Exhibit 99.3	Fixed income supplemental information posted on its website on February 11, 2021, for the year ended December 31, 2020.
Exhibit 99.4	Regency Centers Business Update Presentation Deck.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

February 11, 2021	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer (Principal Accounting Officer)

REGENCY CENTERS, L.P.

By: Regency Centers Corporation, its general partner

February 11, 2021	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer (Principal Accounting Officer)